Registration No. 33-6418

1940 Act File No. 811-4946

Filed Pursuant to Rule 497(e)

THOMPSON IM FUNDS, INC.

LARGECAP FUND

MIDCAP FUND

BOND FUND

Supplement Dated December 4, 2025, to Statement of Additional Information Dated March 31, 2025

Changes to the Board of Directors and Committees

Effective December 2, 2025, Cornelia Boyle retired as a Director of Thompson IM Funds, Inc. (the “Investment Company”), including from her positions as a member of the Audit Committee and Nominating Committee of the Board of Directors (the “Board”). Accordingly, all references to Ms. Boyle in the Statement of Additional Information are hereby removed

Effective December 1, 2025, Aaron Olver has been appointed by the Board as a Director of the Investment Company and as a member of the Nominating Committee and Audit Committee thereof. Mr. Olver is not an “interested person” of the Investment Company. Accordingly, the table on page 24 of the Statement of Additional Information is hereby supplemented with the following information

Name and Age	Position(s) Held with Thompson IM Funds, Inc. (1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Aaron D. Olver Birth date: 3/24/74	Director since 2025	▪ Managing Director, University Research Park, Inc.	3	None

(1)	Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

The information on page 27 of the Statement of Additional Information under the heading “Director Qualifications and Relevant Experience” is supplemented with the following:

Aaron Olver has extensive experience in executive leadership, financial oversight, and board governance across public, private, and nonprofit sectors. Since 2014, he has served as Managing Director of University Research Park, Inc., where he leads the University of Wisconsin- Madison's technology-focused real estate company. In this role, he reports directly to a board of trustees and serves as lead staff for that board’s Audit, Investment, Nominating & Governance, and Risk Management Committees. Beyond this executive role, Mr. Olver brings substantial board experience, including serving as an independent director of Kikkoman Foods, Inc., as a trustee of the William F. Vilas Trust, and as a director of the Greater Madison Chamber of Commerce, where he served on the executive committee and as board chair and had responsibilities overseeing executive compensation, audit, nominations, and board governance. Additionally, he has served on a number of other non-profit boards, where he has worked directly on audit, investment management, financial reporting, and collaborated with external auditors and investment advisors. Mr. Olver is the former Secretary of Commerce of the State of Wisconsin. Mr. Olver holds a Bachelor of Arts degree in Economics (with Honors and Mathematical Emphasis) from the University of Wisconsin-Madison as well as a Master of Arts degree and a Bachelor of Arts degree in Philosophy, Politics, & Economics from Oxford University, where he studied as a Rhodes Scholar.

The table on page 29 of the Statement of Additional Information is supplemented with the following information:

Director	Fund	Dollar Range of Equity Securities	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director in Family of Investment Companies
Aaron D. Olver	LargeCap Fund MidCap Fund Bond Fund	None None None	None

In light of Ms. Boyle’s retirement, the Nominating Committee has selected Joyce Minor to serve as its new Chairman.

Change in the Chief Financial Officer and Treasurer

Effective November 3, 2025, Penny Hubbard has replaced James DiCristo as Chief Financial Officer and Treasurer of Thompson IM Funds, Inc. Accordingly, all references to Mr. DiCristo in the Statement of Additional Information are hereby removed.